Exhibit 99.1

RIGHTS CERTIFICATE #:	NUMBER OF RIGHTS:

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED NOVEMBER 30, 2016 (AS THE SAME MAY BE AMENDED, THE “PROSPECTUS SUPPLEMENT”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT AND BASE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., THE INFORMATION AGENT.

RMG NETWORKS HOLDING CORPORATION
(Incorporated under the laws of the State of Delaware)
Non-transferable SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing non-transferable Subscription Rights, each to Purchase Shares of Common Stock of RMG Networks Holding Corporation

Subscription Price: $0.62 per Share

THE SUBSCRIPTION RIGHTS ARE EXPECTED TO EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 22, 2016, SUBJECT TO EXTENSION OR EARLIER TERMINATION.

REGISTERED OWNER:

THIS CERTIFIES THAT

the registered owner whose name is inscribed hereon and is the owner of the number of subscription rights (“Rights”) set forth above. Each Right entitles the holder thereof to subscribe for and purchase (the “Basic Subscription Privilege”) one share (each, a “Share”) of common stock, par value of $0.0001 per Share (“Common Stock”), of RMG Networks Holding Corporation, a Delaware corporation, at a subscription price of $0.62 per Share (the “Subscription Price”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Prospectus Supplement. Holders who fully exercise their Basic Subscription Privileges are entitled to subscribe for additional shares of Common Stock that remain unsubscribed for as a result of any unexercised Basic Subscription Privileges pursuant to the terms and conditions of the Rights Offering, distributed proportionately among stockholders who exercised their over subscription rights, subject to the limitations and as otherwise described in the Prospectus Supplement (the “Oversubscription Privilege”). The Rights represented by this Subscription Rights Certificate may be exercised by completing the appropriate forms on the reverse side hereof and by returning the full payment of the subscription price for each share of Common Stock. If the subscriber attempts to exercise its Oversubscription Privileges and the Company is unable to issue the subscriber the full amount of shares of Common Stock requested, the Subscription Agent will return to the subscriber any excess funds submitted promptly, without interest or penalty.

This Subscription Rights Certificate is not valid unless countersigned by Broadridge Corporate Issuer Solutions, Inc., the subscription agent.

WITNESS the seal of RMG Networks Holding Corporation and the signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:

Robert Michelson, President and Chief Executive Officer	Robert R. Robinson, Senior Vice President, General Counsel and Secretary

By:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.

FORM ELECTION TO PURCHASE

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

The registered holder of this Rights Certificate is entitled to exercise the number of Rights shown in the upper right hand corner of the Subscription Rights Certificate and may subscribe for additional shares of Common Stock upon the terms and conditions specified in the Prospectus Supplement. The undersigned hereby notified the Subscription Agent of its irrevocable election to subscribe for shares of Common Stock in the following amounts: To subscribe for shares of Common Stock pursuant to your Basic Subscription Privilege, please complete lines (a) and (c) below. To subscribe for shares pursuant to your Oversubscription Privilege, please also complete line (b).

(a)

EXERCISE OF BASIC SUBSCRIPTION PRIVILEGE

	NUMBER OF SHARES OF COMMON STOCK	SUBSCRIPTION PRICE	PAYMENT
Basic Subscription Privilege		$0.62

(b)

EXERCISE OF OVERSUBSCRIPTION PRIVILEGE: If you have exercised your Basic Subscription Privilege in full and wish to subscribe for additional Shares pursuant to your Oversubscription Privilege

	NUMBER OF SHARES OF COMMON STOCK	SUBSCRIPTION PRICE	PAYMENT
Oversubscription Privilege		$0.62

 (c)

TOTAL AMOUNT OF PAYMENT ENCLOSED $

The undersigned acknowledges receipt of the Prospectus Supplement, dated November 30, 2016, in connection with the Rights Offering and agrees to its terms.

Signature(s) of Subscriber(s)

IMPORTANT: THE SIGNATURE(S) MUST CORRESPOND IN EVERY PARTICULAR, WITHOUT ALTERATION, WITH THE NAME(S) AS PRINTED ON THE FRONT OF THIS RIGHTS CERTIFICATE.

If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information (please print). See the instructions.

Name(s):

Capacity (Full Title):

METHOD OF PAYMENT (CHECK ONE):

☐	CASHIER’S OR CERTIFIED CHECK DRAWN ON A U.S. BANK
☐

Wire transfer of immediately available funds directly to the account maintained by Broadridge Corporate Issuer Solutions, Inc., as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at U.S. Bank, 800 Nicollet Mall, Minneapolis, MN 55402 United States, Beneficiary Account Name: Broadridge, Account Number: 153910728465, ABA/Routing number: 123000848, with reference to the rights holder’s name

☐	U.S. POSTAL MONEY ORDER

DELIVERY TO DIFFERENT ADDRESS: If you wish for the Common Stock underlying your subscription rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign and have your signature guaranteed.

________________________________

________________________________

________________________________

TO SUBSCRIBE: I acknowledge that I have received the Prospectus Supplement for the Rights Offering and I hereby irrevocably subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus Supplement.

SIGNATURE GUARANTEED:	Registered Holder (or authorized signatory) Signature(s):

Name of Bank or Firm

Firm

Name & Title of Signing

Officer

Signature of Signing Officer

IMPORTANT:  The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. FOR INSTRUCTIONS ON THE USE OF RMG NETWORKS HOLDING CORPORATION SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. THE INFORMATION AGENT, AT (855) 793-5068 OR BY EMAIL (SHAREHOLDER@BROADRIDGE.COM).